WADDELL & REED ADVISORS SELECT FUNDS, INC.

Supplement dated July 31, 2008 to the

Statement of Additional Information dated October 31, 2007

and Supplemented February 5, 2008 and June 4, 2008

The following disclosure replaces the corresponding introductory paragraph in the section titled Investment Restrictions and Limitations:

Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following, set forth in their entirety, are each Fund's fundamental investment restrictions, which cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction.